Exhibit 4.7
November 2007
Guideline Siemens Stock Awards 2007

Contents	1	Preamble

	2	Basic Concept

	3	Number of Siemens Stock Awards

	4	Grant

	5	Vesting Period

	6	Conditions / Further Provisions

	7	Transfer of Shares

	8	Cash Compensation

	9	Termination of Employment

	10	Other indications

2

1 Preamble	The grant of stock awards to members of the Managing Board of Siemens AG, members of top managements of Siemens worldwide*) and additional senior level executives of Siemens AG and Siemens worldwide has been an integral part of the company’s compensation system since 2004. One of the reasons for stock awards is to boost management’s stake in a long-term increase in the company’s value. Another reason is to enhance the extent to which management identifies with shareholders’ interests. Since stock awards are issued in addition to an individual’s salary and any stock options he or she may be granted, they contribute to an overall compensation package for our worldwide management members which is competitive. On this basis the Managing Board and Supervisory Board have decided to issue stock awards to deserving candidates again this year.
*) For purposes of this guideline, a company is considered to be a member company of Siemens worldwide if it meets the criteria for group members set forth in § 18 of the German Stock Corporation Act.

2 Basic Concept	(1)	The company commits to members of the Managing Board of Siemens AG, members of top managements of Siemens worldwide and additional senior level executives of Siemens AG and Siemens worldwide that they will receive shares of Siemens AG stock at a future point in time subject to certain conditions without payment of consideration (Siemens Stock Awards).

	(2)	The company decides each fiscal year whether or not to grant Siemens Stock Awards. The company also decides who will receive Siemens Stock Awards and the number of awards to be granted per recipient.

	(3)	A one-time or repeated Siemens Stock Award grant does not confer the right to receive Siemens Stock Awards in the future.

3 Number of Siemens Stock Awards	The Supervisory Board of Siemens AG resolved on November 7, 2007 to grant to the members of the Managing Board of Siemens AG 79,133 Siemens Stock Awards entitling them to receive 79,133 shares of Siemens AG.
The Managing Board of Siemens AG resolved on November 9, 2007 to grant to senior level executives of Siemens AG not belonging to the Managing Board of Siemens AG and to additional senior level executives of Siemens worldwide up to 700,000 Siemens Stock Awards entitling them to receive up to 700,000 shares of Siemens AG.

Therewith, a total of up to 779,133 Siemens Stock Awards entitling the recipients to 779,133 shares of Siemens AG are to be granted on the basis of these two resolutions.

The number of Siemens Stock Awards to be granted per recipient reflects the recipient’s function and individual performance as well as regional distinctions and group and company performance.

4 Grant	(1)	Siemens Stock Awards are granted to recipients within 30 days after the day of the announcement of the business results for the previous fiscal year.

Guideline, Issued: November 2007	CD E2
Siemens Stock Awards 2007	Page 2 | 5

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(2)	The Supervisory Board of Siemens AG sets the date on which the Siemens Stock Awards are granted to members of the Managing Board.

The Managing Board sets the date, which is uniform for all other recipients.

(3)	A uniform date of November 9, 2007 has been set for the grant of this year’s Siemens Stock Awards.

5 Vesting Period	The company will transfer shares of Siemens AG stock to the recipient after a vesting period of three years. The vesting period starts on the grant date.

6 Conditions / Further Provisions	(1)	Siemens Stock Awards may not be transferred, sold or used as security. During the vesting period, disposals or legal transactions with third parties such as those which aim to realize an advance profit on Siemens Stock Awards (so-called offsetting or quiet hedging) are prohibited. Non-observance of this prohibition will result in the immediate forfeiture of all Siemens Stock Awards granted to the recipient without refund or replacement.

	(2)	Should an employee contravene Compliance Regulations, the Company reserves the right — depending on the gravity of the contravention — to rescind all Siemens Stock Awards made to the employee without refund or replacement.

	(3)	On the transfer date (i.e. the first trading day after the expiration of the three-year vesting period) the recipient must be actively employed with Siemens AG, a domestic or foreign company of Siemens worldwide or a company which has been divested during this period*). For further provisions, please refer to point 9 of this guideline.

	(4)	Only the recipient is entitled to receive Siemens shares by virtue of Siemens Stock Awards. Siemens Stock Awards may not be pledged or assigned. In the event of divorce, Siemens Stock Awards are not transferable to the former spouse. For information on what happens with Siemens Stock Awards in the event of the recipient’s death, please refer to point 9 below.

	(4)	If any change is made to the capital stock of Siemens AG during the vesting period, current statutory rules and regulations apply. In the event of an exchange or conversion of shares in cases mandated by law (e.g. merger, transformation), the shares resulting from or offered for purposes of the transaction will be transferred in lieu of the old shares of Siemens AG. The respective number of shares is defined by the exchange ratio.

	(5)	Only German substantive law is applicable to all rights and obligations resulting from the grant of Siemens Stock Awards. Place of performance and exclusive jurisdiction is Munich/Germany.

*)	If the recipient is no longer employed with Siemens AG or a member company of Siemens worldwide, shares can only be transferred after proof of eligibility has been provided to Siemens AG.

Guideline, Issued: November 2007	CD E2
Siemens Stock Awards 2007	Page 3 | 5

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7 Transfer of Shares	(1)	Following completion of the three-year vesting period (provided no cash compensation is paid pursuant to point 8), a bank commissioned by Siemens AG to administer the Siemens Stock Awards will transfer Siemens shares to a securities account of the recipient. Afterwards the recipient is free to dispose of the shares as he or she sees fit.

	(2)	Siemens AG reserves the right to provide the Siemens shares from its own holdings of treasury stock, new shares from an increase of authorized or conditional capital or Siemens shares delivered from a third party.

	(3)	When disposing of their shares, recipients are obligated to observe the restrictions imposed by the applicable laws and regulations, e.g. the German Securities Trading Act (insider trading).

	(4)	Later decisions by Siemens AG regarding the transfer, execution and administration will be incorporated into this guideline. Administration services do not include any investment advice.

	(5)	The recipient is responsible for taxes and social security contributions due deriving from the grant of Siemens Stock Awards, the transfer of shares to the recipient or cash compensation (see point 8 below) pursuant to the applicable tax laws in the country where he or she is tax resident. In the event the recipient was taxable in more than one country during the time period from the allocation date to the transfer of the shares, he or she is responsible for fulfilling the tax obligations in all those countries.

8 Cash Compensation	(1)	In certain instances, the company may effect cash compensation at the end of the three-year vesting period in lieu of delivering shares.

	(2)	Cash compensation is calculated on the basis of the opening price of XETRA trading (or a comparable successor system) in the stock of Siemens AG on the first day of trading after the expiry of the vesting period and on the number of Siemens Stock Awards..

Guideline, Issued: November 2007	CD E2
Siemens Stock Awards 2007	Page 4 | 5

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9 Termination of Employment	(1)	All Siemens Stock Awards expire if a recipient ceases to be employed by the company within the vesting period (with exceptions for retirement, permanent disability or death, divestments / transfer to another company or continued employment with a member company of Siemens worldwide). The same provisions apply in the event of cessation of employment with a divested company.

	(2)	There is no refund for the forfeiture of Siemens Stock Awards.

	(3)	Provisions for exceptional cases, as mentioned in paragraph 1 above:

-     In the event of divestments or transfers to another company, Siemens Stock Awards that were already granted remain valid irrespective of Siemens’ share of equity. If the other company is a member company of Siemens worldwide, further Siemens Stock Awards may be granted so long as the other company does not set up its own restricted share plan. If the other company is not or ceases to be a member company of Siemens worldwide, the recipient is no longer eligible to participate in future Siemens Stock Awards grants.

-     In the event the recipient is set to continue his or her employment with a member company of Siemens worldwide in the immediate future (a new employment agreement with Siemens AG or a member company of Siemens worldwide has been drafted or signed as of the exit date), Siemens Stock Awards that were already granted remain valid.

-     In case of retirement, all Siemens Stock Awards that were already granted remain valid. The recipient is not eligible to participate in future grants of Siemens Stock Awards made after the date of retirement. These provisions also apply in the event of permanent disability.

-     In the event of the recipient’s death, the Siemens Stock Awards are to be inherited by the surviving spouse. In the event there is no living spouse, the Siemens Stock Awards are transferred to the recipient’s natural or adopted children. They cannot be transferred to other heirs. In certain cases, eligibility to receive Siemens shares must be proven. The company discharges its obligations in this regard by transferring the Siemens Stock Awards to only one authorized heir.

10 Other indications	The grant of Siemens Stock Awards and the transfer of Siemens shares following the end of the vesting period in accordance with the provisions set forth above do not require the publication of a prospectus pursuant to Art. 4 Para. 1 (e) of Directive 2003/71/EC of the European Parliament and of the Council of November 4, 2003 as well as § 4 Para. 1 No. 5 of the German Securities Prospectus Act. According to these regulations, Siemens AG has to provide supplementary information about Siemens and Siemens stock which can be found in the Annex.

Guideline, Issued: November 2007	CD E2
Siemens Stock Awards 2007	Page 5 | 5

Version November 2006
Guideline Siemens Stock Awards 2006

Contents	1	Preamble

	2	Basic Concept

	3	Number of Siemens Stock Awards

	4	Grant

	5	Vesting Period

	6	Conditions / Further Provisions

	7	Transfer of Shares

	8	Cash Compensation

	9	Termination of Employment/Departure from the company

	10	Other indications
CD E 2

2

1 Preamble	The grant of stock awards to members of the Managing Board of Siemens AG, members of top management of Siemens worldwide*) and additional senior level executives of Siemens AG and Siemens worldwide has been an integral part of the company’s compensation system since 2004. One of the reasons for stock awards is to boost management’s stake in a long-term increase in the company’s value. Another reason is to enhance the extent to which management identifies with shareholders’ interests. Since stock awards are issued in addition to an individual’s salary and any stock options he or she has been granted, they contribute to an overall compensation package for our worldwide management employees which is competitive. On this basis the Managing Board and Supervisory Board have decided to issue stock awards to deserving candidates again this year.

*) For purposes of this guideline, a company is considered to be a member company of Siemens worldwide if it meets the criteria for group members set forth in § 18 of the German Stock Corporation Act.

2 Basic Concept	(1)	The company commits to members of the Managing Board of Siemens AG, members of top managements of Siemens worldwide and additional senior level executives of Siemens AG and Siemens worldwide that they will receive shares of Siemens AG stock at a future point in time subject to certain conditions without any additional payment (Siemens Stock Awards).

	(2)	The company decides each fiscal year whether or not to grant Siemens Stock Awards. The company also decides who will receive Siemens Stock Awards and the number of awards to be granted per recipient.

	(3)	A one-time or repeated Siemens Stock Award grant does not confer the right to receive Siemens Stock Awards in the future.

3 Number of Siemens Stock Awards	The Supervisory Board of Siemens AG resolved on November 7, 2006 to grant to the members of the Managing Board of Siemens AG 37,302 Siemens Stock Awards entitling them to receive 37,302 shares of Siemens AG.

The Managing Board of Siemens AG resolved on November 8, 2006 to grant to senior level executives of Siemens AG not belonging to the Managing Board of Siemens AG and to additional senior level executives of Siemens worldwide 1,195,591 Siemens Stock Awards entitling them to receive 1,195,591 shares of Siemens AG.

Therewith, a total of 1,232,893 Siemens Stock Awards entitling the recipients to 1,232,893 shares of Siemens AG are to be granted on the basis of these two resolutions.

The number of Siemens Stock Awards to be granted per recipient reflects the recipient’s function and individual performance as well as regional distinctions and group and company performance.

Guideline, Issued: November 2006	CD E2
Siemens Stock Awards 2006	Page 2 / 6

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4 Grant	(1)	Siemens Stock Awards are granted to recipients within 30 days after the day of the announcement of the business results for the previous fiscal year.

	(2)	The Supervisory Board of Siemens AG sets the date on which the Siemens Stock Awards are granted to members of the Managing Board. The Managing Board sets the date, which is uniform for all other recipients.

	(3)	A uniform date of November 10, 2006 has been set for the grant of this year’s Siemens Stock Awards.

5 Vesting Period	The company will transfer shares of Siemens AG stock to the recipient after a vesting period of four years. The vesting period starts on the grant date.

6 Conditions / Further Provisions	(1)	Siemens Stock Awards may not be transferred, sold or used as security. During the vesting period, disposals or legal transactions with third parties such as those which aim to realize an advance profit on Siemens Stock Awards (so-called offsetting or quiet hedging) are prohibited. Non-observance of this prohibition will result in the immediate forfeiture of all Siemens Stock Awards granted to the recipient without refund or replacement.

	(2)	On the transfer date (i.e. the first trading day after the expiration of the four-year vesting period) the recipient must be actively employed with Siemens AG, a domestic or foreign company of Siemens worldwide or a company which has been divested during this period*). For further provisions, please refer to point 9 of this guideline.

	(3)	Only the recipient is entitled to receive Siemens shares by virtue of Siemens Stock Awards. Siemens Stock Awards may not be pledged or assigned. In the event of divorce, Siemens Stock Awards are not transferable to the former spouse. For information on what happens with Siemens Stock Awards in the event of the recipient’s death, please refer to point 9 below.

	(4)	If any change is made to the capital stock of Siemens AG during the vesting period, current statutory rules and regulations apply. In the event of an exchange or conversion of shares in cases mandated by law (e.g. merger, transformation), the shares resulting from or offered for purposes of the transaction will be transferred in lieu of the old shares of Siemens AG. The respective number of shares is defined by the exchange ratio.

	(5)	Only German substantive law is applicable to all rights and obligations resulting from the grant of Siemens Stock Awards. Place of performance and exclusive jurisdiction is Munich/Germany.

*)	If the recipient is no longer employed by Siemens AG or a member company of Siemens worldwide, then the transfer is only possible after proof of eligibility has been provided to Siemens AG.

Guideline, Issued: November 2006	CD E2
Siemens Stock Awards 2006	Page 3 / 6

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7 Transfer of Shares	(1)	At the end of the four-year vesting period (provided no cash compensation pursuant to point 8 or no cash settlement pursuant to point 9 (3), first sub-paragraph, is paid), a bank commissioned by Siemens AG to administer the Siemens Stock Awards will transfer Siemens shares to a securities account of the recipient. Afterwards the recipient is free to dispose of the shares as he or she sees fit.

	(2)	Siemens AG reserves the right to provide the Siemens shares from its own holdings of treasury stock, new shares from an increase of authorized or conditional capital or Siemens shares delivered from a third party.

	(3)	When disposing of their shares, recipients are obligated to observe the restrictions imposed by the applicable laws and regulations, e.g. the German Securities Trading Act (insider trading).

	(4)	Later decisions by Siemens AG regarding transfer, execution and administration will be incorporated into this guideline. Administration services do not include any investment advice.

	(5)	The recipient is responsible for taxes and social security contributions due deriving from the grant of Siemens Stock Awards, the transfer of shares to the recipient or the payment of cash compensation or a cash settlement (see point 8 and 9 (3), first sub-paragraph below) pursuant to the applicable tax laws in the country where he or she is a resident for purposes of tax and social security. In the event the recipient was taxable in more than one country during the time period from the allocation date to the transfer of the shares, he or she is responsible for fulfilling the tax obligations in all those countries.

8 Cash Compensation	(1)	Notwithstanding the provisions of point 9 (3), first sub-paragraph, the company still reserves the right, in certain instances, to effect cash compensation at the end of the four-year vesting period in lieu of delivering shares.

	(2)	Cash compensation is calculated on the basis of the opening price of XETRA trading (or a comparable successor system) in the stock of Siemens AG on the first day of trading after the expiry of the vesting period and on the number of Siemens Stock Awards.

Guideline, Issued: November 2006	CD E2
Siemens Stock Awards 2006	Page 4 / 6

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9 Termination of Employment/ Departure from the company	(1)	All Siemens Stock Awards expire if a recipient ceases to be employed by the company within the vesting period (with exceptions for retirement, permanent disability or death, divestments/transfer to another company or continued employment with a member company of Siemens worldwide). The same provisions apply in the event of cessation of employment with a divested company.

	(2)	There is no refund for the forfeiture of Siemens Stock Awards.

	(3)	Provisions for exceptional cases, as identified in paragraph 1 above:

-     In the event of divestments when the corporate affiliation is preserved or transfers to another company of Siemens worldwide, Siemens Stock Awards that were already granted remain valid irrespective of Siemens’ share of equity. If the other company is a member company of Siemens worldwide, further Siemens Stock Awards may be granted so long as the other company does not set up its own restricted share plan. If the other company is not or ceases to be a member company of Siemens worldwide, the recipient is no longer eligible to participate in future Siemens Stock Awards grants. In such cases, moreover, the company reserves the right to effect a cash settlement of the Siemens Stock Awards that were already granted. In accordance with the accounting and valuation rules in effect at Siemens AG at the time of the employee’s departure, the cash settlement will be calculated as the difference between the market price*) of the Siemens share and the net present value of the estimated dividends remaining until the end of the vesting period. The company will set the date of departure by means of a declaration to the affected persons.

-     In the event the recipient is set to continue his or her employment with a member company of Siemens worldwide in the immediate future (a new employment agreement with Siemens AG or a member company of Siemens worldwide has been drafted or signed as of the exit date), Siemens Stock Awards that were already granted remain valid.

-     In case of retirement, all Siemens Stock Awards that were already granted remain valid. The recipient is not eligible to participate in future grants of Siemens Stock Awards made after the date of retirement. These provisions also apply in the event of permanent disability.

-     In the event of the recipient’s death, the Siemens Stock Awards are inherited by the surviving spouse. In the event there is no living spouse, the Siemens Stock Awards are transferred to the recipient’s natural or adopted children. They cannot be transferred to other heirs. In certain cases, eligibility to receive Siemens shares must be proven. Siemens discharges its obligations in this regard by transferring the Siemens Stock Awards to only one authorized heir.

*) In this case, the market price will be the opening price of the Siemens AG share in the XETRA trading system (or comparable successor system) on the date of departure.

Guideline, Issued: November 2006	CD E2
Siemens Stock Awards 2006	Page 5 / 6

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10 Other indications	The grant of Siemens Stock Awards and the transfer of Siemens shares following the end of the vesting period in accordance with the provisions set forth above do not require the publication of a prospectus pursuant to Art. 4 Para. 1 (e) of Directive 2003/71/EC of the European Parliament and of the Council of November 4, 2003 as well as § 4 Para. 1 No. 5 of the German Securities Prospectus Act. According to these regulations, Siemens AG has to provide supplementary information about Siemens and Siemens stock which can be found in the Annex.

Guideline, Issued: November 2006	CD E2
Siemens Stock Awards 2006	Page 6 / 6

Version November 2005
Guideline Siemens Stock Awards 2005

Contents	1 Preamble

2 Basic Concept

3 Number of Siemens Stock Awards

4 Grant

5 Vesting Period

6 Conditions / Further Provisions

7 Transfer of Shares

8 Cash Compensation

9 Termination of Employment

10 Other indications

CD E 2

1 Preamble	The grant of stock awards to members of the Managing Board of Siemens AG, members of top managements of Siemens worldwide*) and additional senior level executives of Siemens AG and Siemens worldwide has been an integral part of the company’s compensation system since 2004. One of the reasons for stock awards is to boost management’s stake in a long-term increase in the company’s value. Another reason is to enhance the extent to which management identifies with shareholders’ interests. Since stock awards are issued in addition to an individual’s salary and any stock options he or she may be granted, they contribute to an overall compensation package for our worldwide management members which is competitive. On this basis the Managing Board and Supervisory Board have decided to issue stock awards to deserving candidates again this year.

*) For purposes of this guideline, a company is considered to be a member company of Siemens worldwide if it meets the criteria for group members set forth in § 18 of the German Stock Corporation Act.

2 Basic Concept
(1)  The company commits to members of the Managing Board of Siemens AG, members of top managements of Siemens worldwide and additional senior level executives of Siemens AG and Siemens worldwide that they will receive shares of Siemens AG stock at a future point in time subject to certain conditions without payment of consideration (Siemens Stock Awards).

(2)  The company decides each fiscal year whether or not to grant Siemens Stock Awards. The company also decides who will receive Siemens Stock Awards and the number of awards to be granted per recipient.

(3) A one-time or repeated Siemens Stock Award grant does not confer the right to receive Siemens Stock Awards in the future.

3 Number of Siemens Stock Awards	The Supervisory Board of Siemens AG resolved on November 9, 2005 to grant to the members of the Managing Board of Siemens AG 25,221 Siemens Stock Awards entitling them to receive 25,221 shares of Siemens AG.

The Managing Board of Siemens AG resolved on November 9, 2005 to grant to senior level executives of Siemens AG not belonging to the Managing Board of Siemens AG and to additional senior level executives of Siemens worldwide 1,051,639 Siemens Stock Awards entitling them to receive 1,051,639 shares of Siemens AG.

Therewith, a total of 1,076,860 Siemens Stock Awards entitling the recipients to 1,076,860 shares of Siemens AG are to be granted on the basis of these two resolutions.

The number of Siemens Stock Awards to be granted per recipient reflects the recipient’s function and individual performance as well as regional distinctions and group and company performance.

Guideline, Issued: November 2005	CD E2
Siemens Stock Awards 2005	Page 2 / 6

4 Grant	(1) Siemens Stock Awards are granted to recipients within 30 days after the day of the announcement of the business results for the previous fiscal year.

(2)  The Supervisory Board of Siemens AG sets the date on which the Siemens Stock Awards are granted to members of the Managing Board., The Managing Board sets the date, which is uniform for all other recipients.

(3) A uniform date of November 11, 2005 has been set for the grant of this year’s Siemens Stock Awards.

5 Vesting Period	The company will transfer shares of Siemens AG stock to the recipient after a vesting period of four years. The vesting period starts on the grant date.

6 Conditions /Further Provisions
(1)  Siemens Stock Awards may not be transferred, sold or used as security. During the vesting period, disposals or legal transactions with third parties such as those which aim to realize an advance profit on Siemens Stock Awards (so-called offsetting or quiet hedging) are prohibited. Non-observance of this prohibition will result in the immediate forfeiture of all Siemens Stock Awards granted to the recipient without refund or replacement.

(2)  On the transfer date (i.e. the first trading day after the expiration of the four-year vesting period) the recipient must be actively employed with Siemens AG, a domestic or foreign company of Siemens worldwide or a company which has been divested during this period*). For further provisions, please refer to point 9 of this guideline.

(3)  Only the recipient is entitled to receive Siemens shares by virtue of Siemens Stock Awards. Siemens Stock Awards may not be pledged or assigned. In the event of divorce, Siemens Stock Awards are not transferable to the former spouse. For information on what happens with Siemens Stock Awards in the event of the recipient’s death, please refer to point 9 below.

(4)  If any change is made to the capital stock of Siemens AG during the vesting period, current statutory rules and regulations apply. In the event of an exchange or conversion of shares in cases mandated by law (e.g. merger, transformation), the shares resulting from or offered for purposes of the transaction will be transferred in lieu of the old shares of Siemens AG. The respective number of shares is defined by the exchange ratio.

(5) Only German substantive law is applicable to all rights and obligations resulting from the grant of Siemens Stock Awards. Place of performance and exclusive jurisdiction is Munich/Germany.

*) If the recipient is no longer employed with Siemens AG or a member company of Siemens worldwide, shares can only be transferred after proof of eligibility has been provided to Siemens AG.

Guideline, Issued: November 2005	CD E2
Siemens Stock Awards 2005	Page 3 / 6

7 Transfer of Shares
(1)  Following completion of the four-year vesting period (provided no cash compensation is paid pursuant to point 8), a bank commissioned by Siemens AG to administer the Siemens Stock Awards will transfer Siemens shares to a securities account of the recipient. Afterwards the recipient is free to dispose of the shares as he or she sees fit.

(2)  Siemens AG reserves the right to provide the Siemens shares from its own holdings of treasury stock, new shares from an increase of authorized or conditional capital or Siemens shares delivered from a third party.

(3) When disposing of their shares, recipients are obligated to observe the restrictions imposed by the applicable laws and regulations, e.g. the German Securities Trading Act (insider trading).

(4) Later decisions by Siemens AG regarding the transfer, execution and administration will be incorporated into this guideline. Administration services do not include any investment advice.

(5)  The recipient is responsible for taxes and social security contributions due deriving from the grant of Siemens Stock Awards, the transfer of shares to the recipient or cash compensation (see point 8 below) pursuant to the applicable tax laws in the country where he or she is tax resident. In the event the recipient was taxable in more than one country during the time period from the allocation date to the transfer of the shares, he or she is responsible for fulfilling the tax obligations in all those countries.

8 Cash Compensation	(1) In certain instances, the company may effect cash compensation at the end of the four-year vesting period in lieu of delivering shares.

(2)  Cash compensation is calculated on the basis of the opening price of XETRA trading (or a comparable successor system) in the stock of Siemens AG on the first day of trading after the expiry of the vesting period and on the number of Siemens Stock Awards.

Guideline, Issued: November 2005 Siemens Stock Awards 2005	CD E2 Page 4 / 6

9 Termination of Employment
(1)  All Siemens Stock Awards expire if a recipient ceases to be employed by the company within the vesting period (with exceptions for retirement, permanent disability or death, divestments / transfer to another company or continued employment with a member company of Siemens worldwide). The same provisions apply in the event of cessation of employment with a divested company.

(2) There is no refund for the forfeiture of Siemens Stock Awards.

(3) Provisions for exceptional cases, as mentioned in paragraph 1 above:

-    In the event of divestments or transfers to another company, Siemens Stock Awards that were already granted remain valid irrespective of Siemens’ share of equity. If the other company is a member company of Siemens worldwide, further Siemens Stock Awards may be granted so long as the other company does not set up its own restricted share plan. If the other company is not or ceases to be a member company of Siemens worldwide, the recipient is no longer eligible to participate in future Siemens Stock Awards grants.

-     In the event the recipient is set to continue his or her employment with a member company of Siemens worldwide in the immediate future (a new employment agreement with Siemens AG or a member company of Siemens worldwide has been drafted or signed as of the exit date), Siemens Stock Awards that were already granted remain valid.

-    In case of retirement, all Siemens Stock Awards that were already granted remain valid. The recipient is not eligible to participate in future grants of Siemens Stock Awards made after the date of retirement. These provisions also apply in the event of permanent disability.

-     In the event of the recipient’s death, the Siemens Stock Awards are to be inherited by the surviving spouse. In the event there is no living spouse, the Siemens Stock Awards are transferred to the recipient’s natural or adopted children. They cannot be transferred to other heirs. In certain cases, eligibility to receive Siemens shares must be proven. The company discharges its obligations in this regard by transferring the Siemens Stock Awards to only one authorized heir.

Guideline, Issued: November 2005	CD E2
Siemens Stock Awards 2005	Page 5 / 6

10 Other indications	The grant of Siemens Stock Awards and the transfer of Siemens shares following the end of the vesting period in accordance with the provisions set forth above do not require the publication of a prospectus pursuant to Art. 4 Para. 1 (e) of Directive 2003/71/EC of the European Parliament and of the Council of November 4, 2003 as well as § 4 Para. 1 No. 5 of the German Securities Prospectus Act. According to these regulations, Siemens AG has to provide supplementary information about Siemens and Siemens stock which can be found in the Annex.

Guideline, Issued: November 2005 Siemens Stock Awards 2005	CD E2 Page 6 / 6

Version November 2004
Guideline Siemens Stock Awards

Contents

1 Basic Concept

2 Number of Siemens Stock Awards

3 Grant

4 Vesting Period

5 Conditions / Further Provisions

6 Transfer of Shares

7 Cash Compensation

8 Termination of Service

CD E2

2

1 Basic Concept
(1)  The company promises members of the Managing Board of Siemens AG, members of top management of subsidiaries of Siemens AG and additional senior managers of Siemens AG and its subsidiaries to receive shares of Siemens AG stock at a future point in time subject to certain conditions without payment of consideration.

(2) The company decides each fiscal year whether or not to grant Siemens Stock Awards. The company also decides as to the recipients of Siemens Stock Awards and the number of awards per recipient.

(3) A one-time or repeated Siemens Stock Award grant does not confer the right to receive Siemens Stock Awards in the future.

2 Number of Siemens Stock Awards	The number of Siemens Stock Awards granted per recipient reflects the recipient’s function and individual performance as well as local circumstances and Group and Company business results.

3 Grant	(1) Siemens Stock Awards may be granted within 30 days following the date of publication of the business results for the previous fiscal year.

(2)  The Supervisory Board of Siemens AG stipulates the date on which the Siemens Stock Awards are granted to members of the Managing Board. For all other recipients, the Managing Board stipulates a uniform date on which the Siemens Stock Awards are granted.

4 Vesting Period	Siemens Stock Awards vest four years after the grant date, at which time the recipient will receive shares of Siemens AG stock without payment of consideration.

5 Conditions /Further Provisions
(1)  Siemens Stock Awards may not be transferred, sold or used as security. Without limitation, no disposals or legal transactions with third parties may be made during the vesting period which aim to realize a profit on the Siemens Stock Awards in advance (so-called offsetting or quiet hedging). Non-observance of this prohibition leads to immediate forfeiture of all Siemens Stock Awards granted to the recipient.

(2)  On the transfer date (i.e. the first trading day after the expiration of the four-year vesting period) the recipient must be actively employed by Siemens AG, a domestic or foreign subsidiary or a divested company *). For further provisions please refer to point 8 of this guideline.

Guideline, Issued: November 2004	CD E2
Siemens Stock Awards 2004	Page 2 / 4

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(3)  Only recipients are entitled to receive Siemens shares by virtue of Siemens Stock Awards. In the event of the recipient’s death, the Siemens Stock Awards may only be inherited by the recipient’s spouse. In the event there is no living spouse, the Siemens Stock Awards are exclusively transferred to the recipient’s natural or adopted children. In the event of divorce, Siemens Stock Awards are non-transferable. Furthermore, Siemens Stock Awards may not be pledged or assigned.

(4)  If any change is made to the capital stock of Siemens AG during the vesting period, current rules and regulations apply. In the event of an exchange or conversion of shares in cases mandated by law (e.g. merger, commutation), the Siemens Stock Awards entitle the recipient to shares resulting from the transaction. This replaces the right to acquire old shares of Siemens AG. The respective number of shares is defined by the exchange ratio.

(5) Only german law is applicable to all rights and obligations resulting from the grant of Siemens Stock Awards. Place of fulfillment and exclusive jurisdiction is Munich/Germany.

*) If the recipient is no longer employed by Siemens AG or a subsidiary then the transfer is only possible after proof of eligibility has been provided to Siemens AG.

6 Transfer of Shares
(1)  At the end of the four-year vesting period, Siemens shares will be transferred to a securities account of the recipient by a bank commissioned by Siemens AG to administer the Siemens Stock Awards. Afterwards the recipient is free to dispose of the shares as he or she sees fit.

(2) Siemens AG reserves the right to provide the shares from its own holdings of treasury stock, new shares from a capital increase or shares delivered from a third party.

(3) When disposing of their shares recipients are obligated to observe all pertinent legal rules and regulations, such as those included in the applicable securities laws (insider trading).

(4) Later decisions by Siemens AG regarding transfer, execution and administration will be incorporated into this guideline. Administration services do not include investment advice.

(5)  The recipient is responsible for taxes and social security contributions due as a result of the grant of Siemens Stock Awards, transfer of title to the recipient or cash compensation, pursuant to the applicable tax laws in the country where he or she is tax resident. In the event the recipient was taxable in more than one country between the grant date and transfer of the shares, he or she is responsible for fulfilling the tax obligations in all those countries.

Guideline, Issued: November 2004	CD E2
Siemens Stock Awards 2004	Page 3 / 4

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7 Cash Compensation	(1) In certain cases, the company may effect cash compensation at the end of the four-year vesting period in lieu of transferring shares.

(2)  Cash compensation is calculated on the basis of the opening price of Siemens stock in XETRA trading (or a comparable successor system) on the first day of trading after the vesting period ends and the number of Siemens Stock Awards held.

8 Termination of Service
(1)  All Siemens Stock Awards expire if a recipient ceases to be employed by Siemens within the vesting period – unless due retirement, permanent disability or death, divestiture or transfer to a company in which Siemens holds a majority stake. The same provisions apply in the event employment with a divested company ends.

(2) There is no refund for the forfeiture of Siemens Stock Awards.

(3) Provisions for exceptional cases:

-     In the event of divestitures and transfers, Siemens Stock Awards that were already granted remain valid irrespective of Siemens’ share of equity in the company. If Siemens holds a majority stake in the company, further Siemens Stock Awards may be granted as far as the divested company does not set up its own restricted share plan. If Siemens’ stake in the company is reduced to 50% or less, the recipient is no longer eligible to participate in future Siemens Stock Awards grants.

-     In case of retirement, all Siemens Stock Awards that were already granted remain valid. The recipient is not eligible to participate in future grants of Siemens Stock Awards made after the date of retirement. These provisions also apply in the event of permanent disability.

-      In the event of the recipient’s death, the Siemens Stock Awards are inherited by the surviving spouse. In the event there is no living spouse, the Siemens Stock Awards are transferred to the recipient’s natural or adopted children. They cannot be transferred to other heirs. In certain cases, eligibility to receive Siemens shares must be proven. Siemens discharges its obligations in this regard by transferring the Siemens Stock Awards to one authorized heir.

Guideline, Issued: November 2004	CD E2
Siemens Stock Awards 2004	Page 4 / 4